                                   EXHIBIT 10.1

                                RETIREMENT AGREEMENT

          THIS RETIREMENT AGREEMENT (this "Agreement'), is made and entered into as of March 30, 2001 by and between The Timken Company, an Ohio corporation (the "Company"), and Stephen A. Perry ("Perry").

                                    WITNESSETH;

         WHEREAS, Perry currently serves as Senior Vice President-Human
Resources, Purchasing and Communications of the Company; and

         WHEREAS, Perry, throughout the course of his career, has made numerous and lasting contributions to the success of the Company;

         WHEREAS, Perry intends to retire from the Company effective as of the close of business on March 30, 2001; and

         WHEREAS, the Company and Perry have determined that in connection with Perry's retirement from the Company, Perry shall resign from any and all offices of the Company and any other directorship, office, or position of any other entity for which Perry was serving at the request of the Company, as of
March 30, 2001;

          NOW, THEREFORE, in consideration of the premises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the Company and Perry hereby agree as follows:

     1.  Resignation.  Perry shall resign as an employee of the Company, and its subsidiaries and related or affiliated companies, effective as of the close of business on March 30, 2001.  Perry shall also resign, effective the close of business on March 30, 2001: (a) from all offices of the Company to which he has been elected by the Board of Directors of the Company (or to which he has otherwise been appointed), (b) from all offices of any entity that is a subsidiary of, or is otherwise related to or affiliated with, the Company,
(c) from all administrative, fiduciary or other positions he may hold with respect to arrangements or plans for, of or relating to the Company, and (d)
from any other directorship, office, or position of any corporation, partnership, joint venture, trust or other enterprise (each, an "Other Entity")
insofar as Perry is serving in the directorship, office, or position of the
Other Entity at the request of the Company.  The Company shall consent to and accept such resignations effective as of the close of business on March 30,
2001.  Perry will execute any documents reasonably requested by the Company to evidence such resignations.

     2.   Severance Payment.  The Company will pay Perry an amount equal to
Seven Hundred Thirty-Five Thousand Dollars ($735,000), less applicable with-
holding taxes, in a lump sum on March 30, 2001.

     3.  Release by Perry

          a.   Perry, for himself and his dependents, successors, assigns, heirs, executors and administrators (and his and their legal representatives of every kind), hereby releases, dismisses, remisses and forever discharges the Company from any and all arbitrations, claims (including claims for attorneys' fees), demands, damages, suits, proceedings, actions or causes of action of any kind and every description, whether known or unknown, which
Perry now has or may have had for, upon or by reason of any cause whatsoever
(except that this release shall not apply to the obligations of the Company arising under this Agreement), against the Company ("Claims"), including but not limited to:

               (i) any and all Claims arising out of or relating to:
    (A) Perry's past employment or service with the Company, or (B) Perry's resignation as Senior Vice President - Human Resources, Purchasing and
    Communications of the Company or his resignation from any other position described in Section 1 of this Agreement.

               (ii) any and all Claims of discrimination, including but not limited to claims of discrimination on the basis of sex, race, age, national origin, marital status, religion or disability, including, without limiting the generality of the foregoing, any claims under the Age
    Discrimination in Employment Act, as amended (the "ADEA") Title VII of the
    Civil Rights Act of 1964, as amended, the Americans with Disabilities Act,
    The Civil Rights Act of 1991, or Chapter 4112, Ohio Revised Code, and

               (iii) any and all Claims of wrongful or unjust discharge or breach of any contract or promise, express or implied, except for any claim asserted in any action for breach of this Retirement Agreement.

          b.  Perry further understands and acknowledges that:

               (i) The release provided for in this Section 3, including claims under the ADEA to and including the date of this Agreement, is in exchange for the additional consideration provided for in Section 2 of this
    Agreement, to which consideration he was not heretofore entitled;

               (ii) He has been advised by the Company to consult with legal counsel prior to executing this Agreement and the release provided for in this Section 3, has had an opportunity to consult with and to be advised by legal counsel of his choice, fully understands the terms of this
    Agreement, and enters into this Agreement freely, voluntarily and intending to be bound;

               (iii) He has been given a period of twenty-one days to review and consider the terms of this Agreement, and the release contained herein, prior to its execution and that he has used as much of the twenty-one day period as he desires; and

               (iv) He may, within seven days after execution, revoke this
     Agreement. Revocation shall be made by delivering a written notice of revocation to the Senior Vice President and General Counsel at the
     Company. For such revocation to be effective, written notice must be actually received by the Senior Vice President and General Counsel at the Company no later than the close of business on the seventh day after
     Perry executes this Agreement.

          c.  Perry acknowledges that his retirement and resignation is by mutual agreement between the Company and Perry, and that Perry waives and releases any Claim that he has or may have to reemployment.

          d.   Perry will execute all additional documents necessary to
effectuate the purposes and provisions of this Agreement;

          e.  For purposes of this Section 5, the "Company" shall include its predecessors, parents, subsidiaries, divisions, related or affiliated companies, officers, directors, stockholders, members, employees, heirs, successors, assigns, representatives, agents and counsel.

     4.  Successors and Binding Agreement.

          a.   This Agreement shall be binding upon and inure to the benefit of the Company and any successor of or to the Company, including, without limitation, any persons acquiring, directly or indirectly, all or substantially all of the business or assets of the Company, whether by purchase, merger, consolidation, reorganization, or otherwise (and such successor shall thereafter be deemed included in the definition of the "Company" for purposes of this Agreement), but shall not otherwise be assignable or delegable by the
Company.

          b.  This Agreement shall inure to the benefit of and be enforceable by Perry's personal or legal representatives, executors, administrators, successors, heirs, distributees, or legatees.

          c.  This Agreement is personal in nature and none of the parties hereto shall, without the consent of the other parties, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Subsections (a) and (b) of this Section 4.

          d.  This Agreement is intended to be for the exclusive benefit of the parties hereto, and except as provided in Subsections (a) and (b) of this
Section 4, no third party shall have any rights hereunder.

     5.  Notices.  For all purposes of this Agreement, all communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered, addressed to the Company (to the attention of the
Senior Vice President and General Counsel) at the Company's principal executive offices and to Perry at his principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith.  Notices of change of address shall be effective upon receipt.

     6.   Miscellaneous.

          a.   No provision of this Agreement may be modified, waived or
discharged unless such modification, waiver or discharge is agreed to in writing signed by Perry and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          b.   Validity, interpretation, construction and performance of
this Agreement shall be governed by the substantive laws of the State of Ohio, without giving effect to the principles of conflict of laws of the State of
Ohio.

          c.   To the extent any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted herefrom and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

          d.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

          e.   Captions and Section headings used herein are for convenience and are not part of this Agreement and shall not be used in construing it.

          f.   Each party hereto shall execute such additional documents, and do such additional things, as may reasonably be requested by the other party to effectuate the purposes and provisions of this Agreement.

          IN WITNESS WHEREOF, the parties have executed and delivered this
Agreement as of the date first set forth above.

                                       THE TIMKEN COMPANY

_______________________________        By: _______________________________
Witness

                                       Date: __________________

_______________________________        ___________________________________
Witness                                Stephen A. Perry

                                       Date: __________________